Blackstone Strategic Credit 2027 Term Fund

Portfolio of Investments
March 31, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS - 130.81%(a)
Aerospace & Defense - 4.91%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$4,613,163	$4,520,900
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	6,373,620	5,513,181
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,296,330	1,121,325
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,608,000	3,628,800
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	7,278,185	7,202,383
TransDigm Inc., TLH, First Lien Term Loan, 3M US L + 2.25%, 02/22/2027	292,847	292,964
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	2,864,835	2,860,537
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	1,782,000	1,775,799
		26,915,889

Air Freight & Logistics - 0.58%
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	3,260,355	3,166,619

Automobile Components - 1.59%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,313,190	4,125,566
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	4,636,363	4,557,382
		8,682,948

Banks - 0.35%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,982,577	1,917,320

Beverages - 0.94%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	5,726,768	5,163,054

Biotechnology - 1.59%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 1M US L + 2.00%, 11/15/2027	8,888,961	8,724,159

Broadline Retail - 0.84%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	4,600,000	4,590,409

Building Products - 3.36%
Chariot Buyer LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/03/2028	3,316,280	3,193,578
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	2,072,230	1,835,477
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	4,963,118	4,426,928
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	6,864,938	6,607,503
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	2,410,558	2,329,539
		18,393,025

Capital Markets - 1.20%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	1,940,666	1,900,233
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 06/30/2028	4,732,532	4,669,163
		6,569,396

Chemicals - 2.04%
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	3,241,751	3,221,490

	Principal
	Amount	Value

Chemicals (continued)
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	$3,052,206	$3,012,787
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	2,186,163	2,168,127
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	2,748,657	2,746,225
		11,148,629

Commercial Services & Supplies - 5.44%
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	3,143,115	2,902,132
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	6,047,294	5,751,974
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	4,831,853	4,817,744
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	364,672	363,607
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,668,471
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	3,500,936	3,472,509
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25, 1.50 PIK, 06/29/2026(b)	1,701,032	916,431
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	3,447,000	3,342,142
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	1,698,274	1,648,743
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	2,088,000	1,926,180
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	3,170,484	2,686,208
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 2.75%, 02/05/2026	283,509	278,842
		29,774,983

Communications Equipment - 0.45%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	1,890,439	1,823,386
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	2,330,432	658,347
		2,481,733

Construction & Engineering - 1.64%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	4,543,518	4,441,289
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	3,928,284	3,913,985
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	661,098	617,921
		8,973,195

Construction Materials - 0.82%
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	4,534,468	4,495,154

Containers & Packaging - 0.52%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	867,211	865,316
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	1,654,714	1,606,628
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	253,334
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	126,793	122,890
		2,848,168

Distributors - 0.75%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	4,354,354	4,115,539

Diversified Consumer Services - 4.77%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	968,746	959,664
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	2,098,949	2,079,272
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027(c)	1,435,323	166,253
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	2,916,224	2,811,736
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	4,628,920	4,620,495
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 03/02/2029(d)	1,501,126	1,429,823

	Principal
	Amount	Value

Diversified Consumer Services (continued)
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	$4,467,480	$4,408,286
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	4,289,059	3,971,411
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	5,695,977	5,682,933
		26,129,873

Diversified Telecommunication Services - 4.35%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	9,011,382	7,633,361
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	3,688,263	2,450,390
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	7,532,292	7,405,185
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	3,881,421	2,042,598
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	4,371,466	4,287,949
		23,819,483

Electric Utilities - 0.50%
Miron Technologies, Inc., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	2,748,657	2,733,622

Electrical Equipment - 1.54%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	4,000,000	3,992,920
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	4,674,465	4,460,024
		8,452,944

Electronic Equipment, Instruments & Components - 1.83%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	3,979,747	3,959,231
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	3,883,273	3,759,494
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	1,225,852	1,193,159
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	1,276,596	1,132,979
		10,044,863

Entertainment - 2.46%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	2,445,039	1,789,463
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/26/2026	3,973,196	3,836,618
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(d)	2,531,978	2,443,358
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(c)	4,529,328	714,796
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 4.75%, 09/30/2026(c)	714,037	112,657
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	4,600,000	4,554,000
		13,450,892

Financial Services - 3.50%
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	1,421,466	1,312,638
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	7,816,032	7,409,676
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	1,206,186	1,053,905
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	5,536,458	5,064,309
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(d)	4,311,512	4,316,901
		19,157,429

Food Products - 1.86%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	8,547,368	8,446,253
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,774,358	1,764,741
		10,210,994

Ground Transportation - 1.62%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	4,327,635	4,262,721
Uber Technologies, Inc., TLB, First Lien Term Loan 03/03/2030	4,638,403	4,634,414
		8,897,135

Health Care Equipment & Supplies - 3.95%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,872,664	5,335,316
Bausch + Lomb Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 05/10/2027	2,436,887	2,372,578

	Principal
	Amount	Value

Health Care Equipment & Supplies (continued)
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	$374,830	$223,680
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	977,441	882,140

Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	5,236,302	4,823,210
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,164,146	1,088,657
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	3,842,930	3,714,826
		18,440,407

Health Care Providers & Services - 11.18%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	800,935	680,130
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	3,874,406	3,290,029
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	3,288,738	3,246,264
Electron Bidco, Inc., First Lien Term Loan, 1M US L + 3.00%, 11/01/2028	4,600,000	4,540,798
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027	3,930,812	1,002,357
3M US SOFR + 7.88%, 03/31/2027	607,706	514,523
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	5,709,386	1,555,808
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	5,497,306	3,889,344
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	914,738	647,941
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(d)	2,825,868	2,698,704
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	3,422,903	3,228,944
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	4,328,127	4,133,362
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	2,933,790	2,809,104
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	32,009	31,189
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	2,705,429	1,971,581
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	6,877,337	5,293,658
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 03/02/2028	195,103	150,175
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,393,781	3,912,662
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	4,458,549	3,927,224
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(e)	353,670	346,706
3M US L + 3.25%, 0.50% Floor, 12/29/2028	2,744,482	2,690,443
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	4,875,354	4,719,342
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	2,951,130
Radiology Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 07/09/2025	2,849,358	2,310,644
Radnet Management, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 04/23/2028	3,196,456	3,177,820
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	822,475	707,328
		64,427,210

Health Care Technology - 1.83%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(e)	141,603	139,157
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	5,389,953	5,059,819
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	2,331,677	2,249,858
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	2,576,888	2,577,699
		10,026,533

Hotels, Restaurants & Leisure - 6.97%
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US L + 1.75%, 01/15/2027	1,500,000	1,485,008
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	3,129,148	3,124,751
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	4,547,769	4,352,078

	Principal
	Amount	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	$4,134,000	$4,120,213
Carnival Corp., First Lien Term Loan, 1M US L + 3.25%, 0.75% Floor, 10/18/2028	6,121,521	5,995,265
Chariot Buyer LLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,837,236	3,846,235
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	847,424	848,839
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	1,795,466	1,771,802
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	2,169,896	2,172,825
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	3,949,483	3,621,202
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	6,869,167	6,807,172
		38,145,390

Independent Power and Renewable Electricity Producers - 1.07%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	5,471,576	5,446,298
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	453,221	417,990
		5,864,288

Industrial Conglomerates - 3.06%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	2,449,642	2,359,311
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	2,191,336	2,165,314
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	222,385	202,787
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,113,737	3,751,214
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	4,324,962	4,138,470
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	4,496,465	4,156,420
		16,773,516

Insurance - 2.34%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	970,484	949,861
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	6,084,470	6,021,526
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	665,904	664,033
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,240,000	1,228,710
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 03/24/2030(d)	1,904,651	1,897,509
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,073,282	2,027,069
		12,788,708

Interactive Media & Services - 1.71%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	1,595,949	1,588,297
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	2,180,856	2,012,745
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	5,757,648	5,743,254
		9,344,296

IT Services - 3.91%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(d)	4,423,195	4,378,964
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	4,963,456	4,614,624
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	5,042,299	4,727,155
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	2,547,681	2,450,780
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	4,032,619	3,977,171
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030(d)	1,283,495	1,281,890
		21,430,584

Leisure Products - 0.66%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	3,600,569	3,600,569

	Principal
	Amount	Value

Life Sciences Tools & Services - 2.66%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	$5,289,848	$5,258,770
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,481,117	2,126,788
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	2,796,222	2,787,484
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	4,441,058	4,397,491
		14,570,533

Machinery - 0.99%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	3,531,988	3,520,209
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,989,529	1,892,131
		5,412,340

Media - 8.39%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	3,665,191	3,663,816
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	2,893,058	2,870,912
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	3,603,325	3,366,118
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	4,491,428	4,492,237
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	3,979,849	3,272,888
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	5,288,086	5,270,080
3M US SOFR + 4.25%, 06/24/2029	636,102	632,763
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	7,294,177	7,139,175
UPC Financing Partnership, First Lien Term Loan, 1M US L + 2.93%, 01/31/2029	1,400,000	1,375,213
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	5,347,933	5,273,062
1M US L + 3.25%, 01/31/2029	1,500,000	1,487,445
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	7,180,820	7,106,031
		45,949,740

Mortgage Real Estate Investment Trusts (REITs) - 0.33%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	955,052	881,035
1M US L + 2.75%, 0.50% Floor, 04/23/2026	955,127	897,819
		1,778,854

Oil, Gas & Consumable Fuels - 1.75%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	3,482,188	3,478,323
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	5,051,350	4,905,214
WHITEWATER WHISTLER HOLDINGS, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	1,202,621	1,199,615
		9,583,152

Passenger Airlines - 3.15%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	3,989,975	3,988,738
American Airlines, Inc., First Lien 2020 Term Loan, 6M US L + 3.00%, 01/29/2027	4,554,752	4,456,323
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	1,781,083	1,744,348
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	3,431,339	3,406,325
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	3,696,324	3,678,305
		17,274,039

Pharmaceuticals - 1.78%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	6,907,737	6,768,995
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	3,261,635	2,992,550
		9,761,545

Professional Services - 7.63%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	2,586,802	2,581,344

	Principal
	Amount	Value

Professional Services (continued)
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	$5,708,001	$5,165,740
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	5,699,708	4,879,378
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,333,962
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	1,706,004	1,705,211
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	960,000	888,398
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	4,356,283	4,355,368
Equiniti Group PLC, First Lien Term Loan, 6M US L + 4.75%, 12/11/2028	1,008,984	1,007,723
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	2,046,665	1,818,973
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025	3,209,378	3,072,979
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	3,579,169	3,488,420
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	4,091,168	4,040,028
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	443,787	433,804
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	5,716,306	5,685,695
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	1,203,488	1,196,466
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	150,945	149,134
		41,802,623

Semiconductors & Semiconductor Equipment - 0.94%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	5,202,545	5,163,526

Software - 12.92%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	1,816,244	1,767,814
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	5,105,312	5,097,475
Cloudera, Inc., First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/08/2028	4,793,862	4,590,123
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	1,480,541	1,434,274
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	5,496,323	5,090,969
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	2,362,501	2,200,374
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	4,248,267	4,088,956
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	3,998,121	3,947,205
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	6,162,438	5,513,842
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	4,574,717	4,391,728
Idera, Inc., First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/02/2028	2,886,416	2,761,939
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	4,304,530	3,790,139
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	795,211	642,133
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	1,571,642	955,558
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	2,270,928	2,263,831
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	5,154,388	4,268,941
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	1,263,215	1,193,739
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	857,430	800,146
Proofpoint, Inc., TL, First Lien Term Loan, 1M US L + 3.25%, 08/31/2028	1,795,455	1,759,043
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	4,106,195	3,372,788
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	3,525,454	3,302,610
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	638,271	634,174
1M US L + 2.25%, 0.50% Floor, 03/22/2029	961,729	955,554
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	6,676,113	5,958,431
		70,781,786

Specialty Retail - 0.80%
EG Group, Ltd., First Lien Additional Facility Term Loan:
1M US L + 4.00%, 02/07/2025	3,197,728	3,068,572
1M US L + 4.25%, 0.50% Floor, 03/31/2026	690,932	663,122

	Principal
	Amount	Value

Specialty Retail (continued)
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	$661,458	$634,742
		4,366,436

Technology Hardware, Storage & Peripherals - 0.70%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	4,453,838	3,813,598

Textiles, Apparel & Luxury Goods - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	2,917,758	2,759,105

Trading Companies & Distributors - 1.26%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	2,167,214	2,111,473
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	5,198,329	4,800,345
		6,911,818

Wireless Telecommunication Services - 0.88%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	4,844,762	4,790,258

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $756,562,113)		716,418,309

CORPORATE BONDS - 26.70%
Aerospace & Defense - 1.54%
Bombardier, Inc., 7.500%, 02/01/2029(f)	2,835,000	2,898,787
Rolls-Royce PLC, 3.630%, 10/14/2025(f)	400,000	381,000
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	1,450,000	1,230,572
TransDigm, Inc.:
4.625%, 01/15/2029	1,650,000	1,468,566
4.880%, 05/01/2029	1,350,000	1,196,352
Triumph Group, Inc., 7.750%, 08/15/2025	1,400,000	1,286,390
		8,461,667

Automobile Components - 0.15%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	970,000	842,721

Banks - 0.38%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	1,738,000	1,648,371
LD Holdings Group LLC, 6.500%, 11/01/2025(f)	726,000	458,294
		2,106,665

Beverages - 0.13%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	800,000	699,029

Broadline Retail - 0.35%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	180,000	131,164
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	1,865,000	1,774,081
		1,905,245

Building Products - 0.56%
Builders FirstSource, Inc.:
4.250%, 02/01/2032(f)	620,000	540,819
6.375%, 06/15/2032(f)	560,000	562,533
Griffon Corp., 5.750%, 03/01/2028	1,150,000	1,067,804
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	150,000	127,791
PGT Innovations, Inc., 4.375%, 10/01/2029(f)	830,000	751,150
		3,050,097

Chemicals - 1.21%
Ashland LLC, 3.375%, 09/01/2031(f)	1,370,000	1,122,017

	Principal
	Amount	Value

Chemicals (continued)
Chemours Co.:
5.750%, 11/15/2028(f)	$700,000	$625,747
4.630%, 11/15/2029(f)	395,000	326,233
Ingevity Corp., 3.875%, 11/01/2028(f)	780,000	669,259
Methanex Corp., 5.250%, 12/15/2029	1,400,000	1,310,470
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	237,000	217,205
Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030(f)	90,000	79,393
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	1,400,000	1,318,240
Valvoline, Inc., 3.630%, 06/15/2031(f)	1,150,000	977,833
		6,646,397

Commercial Services & Supplies - 0.27%
GFL Environmental, Inc., 4.250%, 06/01/2025(f)	970,000	947,423
Stericycle, Inc., 3.880%, 01/15/2029(f)	600,000	524,531
		1,471,954

Communications Equipment - 0.18%
Viasat, Inc., 6.500%, 07/15/2028(f)	1,324,000	979,760

Construction & Engineering - 0.22%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	639,000	599,845
Tutor Perini Corp., 6.875%, 05/01/2025(f)	850,000	600,300
		1,200,145

Consumer Finance - 1.54%
Enova International, Inc., 8.500%, 09/15/2025(f)	460,000	436,565
FirstCash, Inc., 4.630%, 09/01/2028(f)	1,715,000	1,523,241
Goeasy, Ltd., 5.375%, 12/01/2024(f)	1,400,000	1,322,022
Navient Corp.:
5.000%, 03/15/2027	660,000	582,179
4.880%, 03/15/2028	950,000	800,133
5.500%, 03/15/2029	150,000	126,943
5.625%, 08/01/2033	1,243,000	923,704
OneMain Finance Corp.:
3.500%, 01/15/2027	600,000	504,241
3.880%, 09/15/2028	550,000	436,631
PRA Group, Inc.:
8.375%, 02/01/2028(f)	290,000	290,210
5.000%, 10/01/2029(f)	1,663,000	1,393,446
World Acceptance Corp., 7.000%, 11/01/2026(f)	150,000	111,937
		8,451,252

Consumer Staples Distribution & Retail - 0.06%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	310,000	311,102

Containers & Packaging - 0.37%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	50,000	47,541
OI European Group BV, 4.750%, 02/15/2030(f)	1,500,000	1,374,420
TriMas Corp., 4.125%, 04/15/2029(f)	670,000	590,404
		2,012,365

Diversified Consumer Services - 0.12%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	470,000	446,448
Service Corp. International, 4.000%, 05/15/2031	270,000	237,357
		683,805

Diversified REITs - 0.40%
Service Properties Trust:
4.750%, 10/01/2026	2,000,000	1,671,965
4.950%, 02/15/2027	605,000	512,774
		2,184,739

	Principal
	Amount	Value

Diversified Telecommunication Services - 0.80%
Cogent Communications Group, Inc.:
3.500%, 05/01/2026(f)	$1,020,000	$952,068
7.000%, 06/15/2027(f)	150,000	148,860
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(f)	1,620,000	1,285,422
5.875%, 11/01/2029	174,000	132,860
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,940,000	1,838,727
		4,357,937

Electric Utilities - 0.03%
PG&E Corp., 5.250%, 07/01/2030	200,000	185,915

Electronic Equipment, Instruments & Components - 0.05%
Sensata Technologies, Inc., 4.375%, 02/15/2030(f)	275,000	250,893

Energy Equipment & Services - 0.74%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	1,000,000	960,960
Oceaneering International, Inc., 6.000%, 02/01/2028	1,200,000	1,128,974
Transocean, Inc.:
8.000%, 02/01/2027(f)	1,370,000	1,233,062
7.500%, 04/15/2031	960,000	730,589
		4,053,585

Entertainment - 0.18%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	1,535,000	1,010,920

Equity Real Estate Investment Trusts (REITs) - 0.23%
Diversified Healthcare Trust, 4.750%, 02/15/2028	290,000	196,200
Iron Mountain, Inc.:
4.500%, 02/15/2031(f)	10,000	8,603
5.625%, 07/15/2032(f)	500,000	457,250
Service Properties Trust, 3.950%, 01/15/2028	789,000	616,777
		1,278,830

Financial Services - 0.71%
MGIC Investment Corp., 5.250%, 08/15/2028	1,110,000	1,056,215
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	1,600,000	1,453,520
5.500%, 08/15/2028(f)	400,000	343,408
5.750%, 11/15/2031(f)	170,000	132,052
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(f)	920,000	729,551
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	200,000	174,183
		3,888,929

Food Products - 0.55%
B&G Foods, Inc., 5.250%, 04/01/2025	1,500,000	1,398,480
Post Holdings, Inc.:
5.625%, 01/15/2028(f)	150,000	147,139
5.500%, 12/15/2029(f)	200,000	188,694
4.625%, 04/15/2030(f)	500,000	448,575
4.500%, 09/15/2031(f)	970,000	854,570
		3,037,458

Gas Utilities - 0.31%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.875%, 08/20/2026	1,341,000	1,284,511
5.750%, 05/20/2027	469,000	442,004
		1,726,515

Health Care Providers & Services - 0.65%
Acadia Healthcare Co., Inc.:
5.500%, 07/01/2028(f)	300,000	290,895
5.000%, 04/15/2029(f)	680,000	639,812

	Principal
	Amount	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.:
8.000%, 12/15/2027(f)	$500,000	$484,900
6.875%, 04/15/2029(f)	1,260,000	781,578
4.750%, 02/15/2031(f)	270,000	199,611
Encompass Health Corp.:
4.500%, 02/01/2028	548,000	511,361
4.750%, 02/01/2030	690,000	628,107
		3,536,264

Hotels, Restaurants & Leisure - 2.63%
1011778 BC ULC / New Red Finance, Inc.:
3.500%, 02/15/2029(f)	220,000	197,184
4.000%, 10/15/2030(f)	1,280,000	1,098,752
Carnival Corp.:
7.625%, 03/01/2026(f)	2,545,000	2,324,807
5.750%, 03/01/2027(f)	550,000	451,778
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	150,000	120,928
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(f)	700,000	676,721
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	1,090,000	1,021,766
Las Vegas Sands Corp., 3.900%, 08/08/2029	100,000	90,363
Life Time, Inc., 8.000%, 04/15/2026(f)	2,180,000	2,081,486
Marriott Ownership Resorts, Inc., 4.750%, 01/15/2028	610,000	545,883
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	970,000	826,586
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	750,000	673,961
5.500%, 08/31/2026(f)	550,000	515,188
11.625%, 08/15/2027(f)	500,000	537,500
7.500%, 10/15/2027	250,000	234,046
3.700%, 03/15/2028	1,100,000	901,043
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	2,320,000	2,110,028
		14,408,020

Household Durables - 1.40%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	450,000	410,537
7.250%, 10/15/2029	790,000	735,806
Century Communities, Inc., 3.880%, 08/15/2029(f)	450,000	386,462
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	500,000	461,061
LGI Homes, Inc., 4.000%, 07/15/2029(f)	490,000	398,610
M/I Homes, Inc.:
4.950%, 02/01/2028	450,000	416,837
3.950%, 02/15/2030	711,000	603,749
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(f)	480,000	472,634
5.130%, 08/01/2030(f)	360,000	332,645
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	1,540,000	1,356,955
3.880%, 10/15/2031(f)	630,000	526,699
TopBuild Corp., 3.630%, 03/15/2029(f)	397,000	340,126
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	1,280,000	1,233,389
		7,675,510

Household Products - 0.39%
Central Garden & Pet Co.:
4.120%, 10/15/2030	400,000	353,800
4.125%, 04/30/2031(f)	550,000	475,458
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	150,000	145,818
4.750%, 06/15/2028(f)	1,200,000	1,081,499
4.375%, 03/31/2029(f)	90,000	79,202
		2,135,777

	Principal
	Amount	Value

Independent Power and Renewable Electricity Producers - 0.17%
DPL, Inc., 4.125%, 07/01/2025	$975,000	$932,466

Industrial Conglomerates - 0.52%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	1,190,000	1,118,029
4.380%, 02/01/2029	2,000,000	1,722,740
		2,840,769

Interactive Media & Services - 0.48%
Cinemark USA, Inc.:
5.875%, 03/15/2026(f)	2,050,000	1,935,876
5.250%, 07/15/2028(f)	450,000	389,768
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	350,000	299,686
		2,625,330

IT Services - 0.26%
Gartner, Inc.:
4.500%, 07/01/2028(f)	420,000	399,069
3.625%, 06/15/2029(f)	460,000	410,875
Science Applications International Corp., 4.880%, 04/01/2028(f)	650,000	606,075
		1,416,019

Leisure Products - 0.08%
Vista Outdoor, Inc., 4.500%, 03/15/2029	521,000	421,161

Machinery - 0.57%
Allison Transmission, Inc.:
5.875%, 06/01/2029(f)	1,200,000	1,169,760
3.750%, 01/30/2031(f)	500,000	427,133
ATS Corp., 4.125%, 12/15/2028(f)	400,000	355,222
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	558,000	559,431
Wabash National Corp., 4.500%, 10/15/2028(f)	680,000	590,388
		3,101,934

Media - 0.31%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.375%, 06/01/2029(f)	650,000	597,564
4.750%, 03/01/2030(f)	250,000	216,875
Nexstar Media, Inc., 5.625%, 07/15/2027(f)	300,000	277,541
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	306,000	289,754
Urban One, Inc., 7.375%, 02/01/2028(f)	330,000	300,102
		1,681,836

Metals & Mining - 1.26%
Coeur Mining, Inc., 5.130%, 02/15/2029	250,000	212,196
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	830,000	772,493
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	412,000	395,433
4.375%, 04/01/2031(f)	380,000	333,836
6.125%, 04/15/2032(f)	617,000	594,723
IAMGOLD Corp., 5.750%, 10/15/2028(f)	730,000	564,812
Mineral Resources, Ltd.:
8.000%, 11/01/2027(f)	60,000	61,770
8.500%, 05/01/2030(f)	2,520,000	2,588,796
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	850,000	741,055
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	680,000	617,718
		6,882,832

Mortgage Real Estate Investment Trusts (REITs) - 0.63%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	109,000	76,787
Rithm Capital Corp., 6.250%, 10/15/2025(f)	940,000	839,805

	Principal
	Amount	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	$2,050,000	$1,705,375
4.380%, 01/15/2027(f)	1,020,000	844,157
		3,466,124

Multiline Retail - 0.02%
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(f)	140,000	123,367

Oil, Gas & Consumable Fuels - 2.70%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(f)	500,000	509,613
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	650,000	610,412
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(f)	710,000	676,588
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,320,000	1,290,695
CVR Energy, Inc., 5.750%, 02/15/2028(f)	1,330,000	1,221,964
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	680,000	623,247
Enerflex, Ltd., 9.000%, 10/15/2027(f)	873,000	849,835
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	780,000	725,907
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	1,539,000	1,462,607
4.250%, 02/15/2030(f)	500,000	447,148
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(f)	1,090,000	1,019,004
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(f)	450,000	446,783
NuStar Logistics LP:
6.000%, 06/01/2026	58,000	56,926
5.625%, 04/28/2027	750,000	711,113
6.375%, 10/01/2030	530,000	509,123
Occidental Petroleum Corp., 8.875%, 07/15/2030	200,000	232,814
Parkland Corp.:
5.875%, 07/15/2027(f)	500,000	485,682
4.500%, 10/01/2029(f)	450,000	400,397
4.630%, 05/01/2030(f)	70,000	62,334
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	740,000	712,213
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,910,000	1,755,605
		14,810,010

Paper & Forest Products - 0.09%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	550,000	473,622

Passenger Airlines - 0.08%
American Airlines Group, Inc., 3.750%, 03/01/2025(f)	500,000	459,290

Personal Care Products - 0.12%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	681,000	642,940

Personal Products - 0.06%
Edgewell Personal Care Co., 4.125%, 04/01/2029(f)	360,000	315,808

Professional Services - 0.20%
KBR, Inc., 4.750%, 09/30/2028(f)	430,000	384,765
TriNet Group, Inc., 3.500%, 03/01/2029(f)	850,000	727,854
		1,112,619

Real Estate Management & Development - 0.52%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	800,000	720,728
Howard Hughes Corp.:
5.375%, 08/01/2028(f)	170,000	155,057
4.125%, 02/01/2029(f)	1,150,000	975,677
4.380%, 02/01/2031(f)	739,000	595,841

	Principal
	Amount	Value

Real Estate Management & Development (continued)
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	$350,000	$278,665
5.000%, 03/01/2031	150,000	110,204
		2,836,172

Software - 0.72%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	940,000	872,710
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	810,000	719,924
Open Text Corp.:
3.880%, 02/15/2028(f)	2,300,000	2,055,625
3.880%, 12/01/2029(f)	380,000	320,300
		3,968,559

Specialty Retail - 0.67%
Asbury Automotive Group, Inc.:
4.625%, 11/15/2029(f)	250,000	224,090
4.750%, 03/01/2030	450,000	403,283
5.000%, 02/15/2032(f)	895,000	785,273
Bath & Body Works, Inc.:
6.875%, 11/01/2035	250,000	225,597
6.750%, 07/01/2036	275,000	246,067
Foot Locker, Inc., 4.000%, 10/01/2029(f)	200,000	167,078
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	1,150,000	1,013,955
Sonic Automotive, Inc., 4.880%, 11/15/2031(f)	730,000	589,373
		3,654,716

Technology Hardware, Storage & Peripherals - 0.54%
Pitney Bowes, Inc.:
6.875%, 03/15/2027(f)	290,000	229,937
7.250%, 03/15/2029(f)	110,000	82,197
Seagate HDD Cayman:
4.120%, 01/15/2031	350,000	293,435
9.625%, 12/01/2032(f)	350,000	392,594
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	2,235,000	1,936,694
		2,934,857

Textiles, Apparel & Luxury Goods - 0.21%
Crocs, Inc., 4.250%, 03/15/2029(f)	1,210,000	1,062,706
Wolverine World Wide, Inc., 4.000%, 08/15/2029	80,000	65,099
		1,127,805

Thrifts & Mortgage Finance - 0.34%
PennyMac Financial Services, Inc., 5.375%, 10/15/2025(f)	1,980,000	1,851,399

TOTAL CORPORATE BONDS
(Cost $148,341,821)		146,233,131

	Shares	Value
COMMON STOCK - 0.65%
Energy Equipment & Services - 0.04%(g)
Brock Holdings III Inc.(d)(h)	164,832	$–
Utex Industries Holdings, LLC(d)(h)	3,182	205,239
		205,239

Health Care Equipment & Supplies - 0.33%
Carestream Health Holdings Inc(d)(h)	242,545	1,819,088

Oil, Gas & Consumable Fuels - 0.28%
Saturn Oil & Gas, Inc.(h)	217,155	403,299
Total Safety Holdings, LLC(d)(h)	2,951	1,106,625
		1,509,924

TOTAL COMMON STOCK
(Cost $11,484,244)		3,534,251

WARRANTS - 0.00%
Energy Equipment & Services - 0.00%(g)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(d)	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 6.77%
Fidelity Treasury Portfolio
(4.70% 7-Day Yield)	37,064,913	37,064,913

TOTAL SHORT TERM INVESTMENTS
(Cost $37,064,913)		37,064,913

Total Investments- 164.93%
(Cost $953,453,091)		903,253,786

Liabilities in Excess of Other Assets - (9.39)%		(51,399,307)

Mandatory Redeemable Preferred Shares - (8.27)%
(liquidation preference plus distributions payable on term preferred shares)		(45,281,519)

Leverage Facility - (47.27)%		(258,900,000)

Net Assets - 100.00%		$547,672,960

Amounts above are shown as a percentage of net assets as of March 31, 2023.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2023 was 4.85%
3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%
6M US L - 6 Month LIBOR as of March 31, 2023 was 5.31%
1M US SOFR - 1 Month US SOFR as of March 31, 2023 was 4.63%
3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.51%
6M US SOFR - 6 Month US SOFR as of March 31, 2023 was 4.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(c)	Security is in default as of period end and is therefore non-income producing.
(d)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	A portion of this position was not funded as of March 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2023, the Fund has unfunded delayed draw loans in the amount of $586,853. Fair value of these unfunded delayed draws was $553,709.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $104,925,447, which represented approximately 19.16% of net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Amount represents less than 0.005% of net assets.
(h)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGB as of September 25, 2015 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of March 31, 2023:

Blackstone Strategic Credit 2027 Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Diversified Consumer Services	$–	$24,700,050	$1,429,823	$26,129,873
Entertainment	–	11,007,534	2,443,358	13,450,892
Financial Services	–	14,840,528	4,316,901	19,157,429
Health Care Providers & Services	–	61,728,506	2,698,704	64,427,210
Insurance	–	10,891,199	1,897,509	12,788,708
IT Services	–	15,769,730	5,660,854	21,430,584
Other	–	559,033,613	–	559,033,613
Corporate Bonds	–	146,233,131	–	146,233,131
Common Stock
Energy Equipment & Services	–	–	205,239	205,239
Health Care Equipment & Supplies	–	–	1,819,088	1,819,088
Oil, Gas & Consumable Fuels	–	403,299	1,106,625	1,509,924
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	37,064,913	–	–	37,064,913
Total	$37,064,913	$844,607,590	$21,581,283	$903,253,786

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(18,386)	–	(18,386)
Total	–	(18,386)	–	(18,386)

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGB has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Common Stock	Warrant	Total
Balance as of December 31, 2022	$22,825,834	$6,364,208	$-	$29,190,042
Accrued Discount/Premium	16,779	-	-	16,779
Return of Capital	-	(1,034,535)	-	(1,034,535)
Realized Gain/(Loss)	303	(1,543,787)	-	(1,543,484)
Change in Unrealized Appreciation/(Depreciation)	278,622	1,752,561	-	2,031,183
Purchases(1)	5,892,091	-	-	5,892,091
Sales Proceeds(2)	(20,747)	(4,226,583)	-	(4,247,330)
Transfer into Level 3	4,316,901	1,819,088	3,182	6,139,171
Transfer Out of Level 3	(14,862,634)	-	-	(14,862,634)
Balance as of March 31, 2023	$18,447,149	$3,130,952	$3,182	$21,581,283
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$176,834	$(1,831,815)	$-	$(1,654,981)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2023:

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$18,447,149	Third-party vendor pricing service	Broker quote	N/A
Common Stock	3,130,952	Third-party vendor pricing service	Broker quote	N/A
	-	Performance multiple methodology	EBITDA multiple(a)	7.38x
Warrants	3,182	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At March 31, 2023, 101.30% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2023, BGB had invested $37,253,159 in second lien secured loans. Second lien secured loans are considered Senior Secured Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien 2021, Delayed Draw Term Loan	$3,825	$3,779	$(46)
AthenaHealth Group, Inc., Delayed Draw, First Lien Term Loan	520,182	488,321	(18,472)
Pediatric Associates Holding Co. LLC, First Lien Term Loan	62,846	61,609	132
	$586,853	$553,709	$(18,386)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended March 31, 2023, BGB recorded a net decrease in unrealized appreciation on unfunded loan commitments totaling $306,435.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) dated December 21, 2012, as amended on December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, December 20, 2017, as amended and restated on June 20, 2018, as amended on December 4, 2018 and as further amended and restated on January 11, 2019, as further amended on January 10, 2020, January 8, 2021, September 30, 2021, December 31, 2021 and December 30, 2022 to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGB Tranche A Loans and BGB Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2023, BGB had borrowings outstanding under its Leverage Facility of $258,900,000, at an interest rate of 5.89%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2023, the average borrowings under BGB's Leverage Facility and the weighted average interest rate were $256,233,333 and 5.68%, respectively. During the period ended March 31, 2023, the Fund incurred $99,240 for commitment fees on undrawn amounts.

On July 27, 2016, BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGB issued 45,000 MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGB makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at March 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BGB did not use leverage because the fees paid are calculated on the basis of BGB’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2023, BGB’s leverage represented 30.40% of the Fund’s Managed Assets. The leverage amounts in BGB include 5.28% of Managed Assets attributable to the MRPS.